SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                  FORM 8-K / A
                                 AMENDMENT NO. 1




             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 19, 1997
                        (Date of Earliest Event Reported)



                           COMMISSION FILE NO. 0-13693




                       VININGS INVESTMENT PROPERTIES TRUST
                       -----------------------------------
                         A MASSACHUSETTS BUSINESS TRUST
                  I.R.S. EMPLOYER IDENTIFICATION NO. 13-6850434
                              3111 PACES MILL ROAD
                             ATLANTA, GEORGIA 30339
                            TELEPHONE: (770) 984-9500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

    The financial statements required by Item 7(a) relating to the acquisition of Windrush Apartments are attached hereto as Exhibit 99.1 and incorporated herein by this reference.

(b) Pro Forma Financial Information

    The unaudited pro forma financial information required by Item 7(b) relating to the acquisition of Windrush Apartments is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

(c) Exhibits

EXHIBIT
   NO.      DESCRIPTION
----------- --------------------------------------------------------------------

   99.1 Statements of Excess Revenues Over Specific Operating Expenses for Windrush Apartments for the Period from January 1, 1997 to September 30, 1997 (unaudited) and the years ended December 31, 1996, 1995 and 1994.

   99.2     Unaudited Pro Forma Consolidated Financial Statements.

   10.1     Vinings Communities, L.P. Agreement of Limited Partnership.

   10.2     Limited Warranty Deed dated December 19, 1997.

   10.3     Assumption   Agreement  dated  December  19,  1997  by  Vinings
            Communities, L.P. in favor of Reilly Mortgage Group, Inc.

   10.4     Agreement to Contribute as amended October 30, 1997. *


* Incorporated by reference to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on December 29, 1997.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VININGS INVESTMENT PROPERTIES TRUST


Date:  March 3, 1998           By:      /s/ Stephanie A. Reed
                                        ---------------------
                                        Stephanie A. Reed
                                        Vice President and Treasurer

                                INDEX TO EXHIBITS

EXHIBIT
   NO.      DESCRIPTION
----------- ----------------------------------------------------------------

   99.1 Statements of Excess Revenues Over Specific Operating Expenses for Windrush Apartments for the Period from January 1, 1997 to September 30, 1997 (unaudited) and the years ended December 31, 1996, 1995 and 1994.

   99.2     Unaudited Pro Forma Consolidated Financial Statements.

   10.1     Vinings Communities, L.P. Agreement of Limited Partnership.

   10.2     Limited Warranty Deed dated December 19, 1997.

   10.3     Assumption   Agreement  dated  December  19,  1997  by  Vinings
            Communities, L.P. in favor of Reilly Mortgage Group, Inc.

   10.4     Agreement to Contribute as amended October 30, 1997. *


* Incorporated by reference to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on December 29, 1997.